EXHIBIT 10.3

Bear, Stearns & Co.                                                BEAR STEARNS
55 Water Street
New York, N.Y. 10041
(212) 952-5000

WRITER'S DIRECT DIAL NUMBER

                                                     April 30, 1985

Gaines, Berland
14 East 60th. St.
N York, N.Y. 10022


Gentlemen:

                   AGREEMENT FOR SECURITIES CLEARANCE SERVICES

         This Agreement sets forth the terms and conditions under which Bear, Stearns & Co. ("Bear Stearns") will act as your clearing broker to carry and clear on a fully disclosed basis, your customer margin and cash accounts, and you will become a correspondent of Bear Stearns.

         1. Bear Stearns will carry such of your customer accounts as will be mutually agreed by the parties hereto. These accounts are hereinafter called the "Accounts" and the legal and beneficial owners thereof are hereinafter called the "Customers".

         2. (a) You shall have sole discretion to determine the amount of commission charged to your Customers' accounts cleared by Bear Stearns. You agree to pay Bear Stearns for its services pursuant to this agreement, on each order executed on your behalf on a national stock exchange or over-the-counter, such amounts as sat forth in Schedule A hereto.

            (b) Bear Stearns agrees to pay to you monthly such commissions received by Bear Stearns less any amounts due to Bear Stearns under this agreement or otherwise and any expenses or other sums to third parties paid on your behalf by Bear Stearns.

         3. Bear Stearns agrees to notify your Customers in writing concerning the respective obligations of the parties hereto pursuant to paragraphs 4-11 of this agreement and any other Customer related responsibilities of the parties to this Agreement.

         4. You agree to supply Bear Stearns with copies of all financial information and reports filed by you with the New York Stock Exchange, Inc. (if a member), the National Association of Securities Dealers, Inc., and any other National Securities Exchange (where a member) (including but not otherwise limited to monthly and quarterly Financial and Operational Combined Uniform Single Reports i.e., "FOCUS" Reports) simultaneous with the filing therewith. You shall submit to Bear Stearns on a monthly basis or, if so requested by Bear Stearns, at more frequent intervals, information and reports relating to your financial integrity, including but not otherwise limited to information regarding your aggregate indebtedness ratio and net capital.

         5. You will be responsible to Bear Stearns for: (a) all payments required so that all Accounts, cash and margin, shall be at all times in compliance with Regulation T, as amended, promulgated by the Board of Governors of the Federal Reserve Board, (b) maintaining margin in each margin Account to the satisfaction of Bear Stearns, (c) the payment of any unsecured debit balance in an Account, (d) until funds are credited to Bear Stearns, all payment to Bear Stearns on checks received by it in connection with your Accounts (e) payment and delivery of "when issued" transactions in the Accounts, and (f) the delivery by Customers of securities in good deliverable form under all applicable rules and practices. Bear Stearns has sole discretion to execute buy-ins or sell-outs in any cash or margin Account whenever it determines such action appropriate regardless whether the Account complies with applicable margin maintenance requirements or has requested extension of time in which to make payment. Any request by you that Bear Stearns should waive either buying-in or selling-out an Account must be in writing signed by an officer, partner or principal of your firm and you agree that if Bear Stearns accedes to your request that you will indemnify and hold Bear Stearns harmless against any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) arising therefrom. Bear Stearns shall have sole discretion as to any application for an extension of time for any Account to make any payment required by Regulation T.

         6. (a) Bear Stearns may, at its discretion, either buy back in the "cash" market or borrow the day you are notified of option assignments affecting shares which have been tendered and cause short positions in your Accounts as of either the proration or withdrawal date. Shares purchased for cash or borrowed will not be considered part of an Account's tendered position until such shares are in Bear Stearns' actual possession. Bear Stearns will reduce the tender for your firm accounts and the Accounts by the size of the short or unreceived shares.

            (b) During a tender period in which there are competing and countertender offers for a security Bear Stearns will tender only on a trade date basis the number of the shares net long in your firm account and the Accounts as of either the proration or withdrawal date.

         7. In the event you execute orders away from Bear Stearns, Bear Stearns will on a best efforts oasis attempt to clear the transaction within a reasonable period and utilize the same procedures it clears transactions on its own behalf and on behalf of other firms clearing through Bear Stearns; but if either you or the other broker for any reason whatsoever fail to settle the transaction you will be solely liable to Bear Stearns for any and ail loss, including expenses, caused thereby.

         8. For each Account you agree to supply to Bear Stearns a new account report on such forms as Bear Stearns will supply you and to supply any other documentation end information which Bear Stearns may in its sole discretion, request you to obtain from the Customer. Bear Stearns agrees to provide you with copies of its Customer Agreement and such other forms necessary to enable you to document each Account. In the event requested documentation or information is not promptly received by Bear Stearns, Bear Stearns has the right to refuse to accept orders for such Account, to close the Account and to withhold your commissions and assess upon you any other penalties it sees fit.

         9. Unless otherwise agreed to in writing by Bear Stearns, Bear Stearns shall Issue confirmations, statements and notices directly to your Customers on Bear Stearns' forms for such purpose which shall state in front of your name "Through the Courtesy of" and will send you duplicate confirmations, statements and notices.



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


         10. You agree that before you commence any trading in options for any account you will have a Senior Registered Options Principal registered with either the American Stock Exchange, Inc. or the National Association of Securities Dealers, Inc.

         11. (a) This Agreement and all transactions in the Accounts, will be subject to the applicable Constitution, Rules, By-Laws, Regulations and customs of any securities market, association, exchange or clearing house where such transactions are effected or of which Bear Stearns is a member, and also to all applicable U. S. Federal and state laws and regulations. All of the foregoing are hereinafter called the "Applicable Rules".

             (b) Except as otherwise specified in this Agreement you are solely responsible for the conduct of the Accounts, and ensuring that the transactions conducted therein are in compliance with the Applicable Rules. Such responsibility includes, but is not limited to: (i) using due diligence to learn and on a continuing basis to know the essential facts of each Customer, including verifying the address changes of each Customer, knowing all persons holding power of attorney over any Account, being familiar with each order in any Account and at all times to fully comply with Rule 405 of the New York Stock Exchange, Inc., and any interpretations thereof, and all similar Applicable Rules; (ii) selecting, investigating, training, and supervising all personnel who open, approve or authorize transactions in the Accounts; (iii) establishing written procedures for the conduct of the Accounts and ongoing review of all transactions in Accounts, and maintaining compliance and supervisory personnel adequate to implement such procedures; (iv) determining the suitability of all transactions, including option transactions; (v) ensuring that there is a reasonable basis for all recommendations made to Customers; (vi) determining the appropriateness of the frequency of trading in Accounts; (vii) determining the authorization and legality of each transaction in the Account; and (viii) obtaining and maintaining all documents necessary for the performance of your responsibilities under this Agreement and retaining such documents in accordance with all the Applicable Rules.

             (c) You will be responsible for responding to all your Customer inquiries and complaints and you agree to promptly notify Bear Stearns in writing of complaints concerning Bear Stearns.

             (d) You hereby agree to indemnify and hold Bear Stearns harmless against any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) caused by you directly or indirectly as a result of your breach of any of the terms hereof. You hereby agree and warrant that you will maintain appropriate brokers blanket bond insurance policies covering any and all acts of your employees, agents and partners adequate to fully protect and indemnify Bear Stearns against any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) which Bear Stearns may suffer or incur, directly or indirectly, as a result of any act of your employees, agents or partners.

         12. Bear Stearns, unless otherwise agreed, will supply you on each business day with copies of customer confirmations, margin status reports, money line and a daily commission detail report. Unless you notify Bear Stearns within a reasonable time of all mistakes or discrepancies in the above described reports and information, Bear Stearns shall be entitled to consider all the information supplied to you as correct.

         13. (a) Bear Stearns agrees to: monitor and require your Customers to
(i) make prompt payment for purchases of securities, interest and other charges,
(ii) deliver securities sold, (iii) maintain money and securities in each


                                        3

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Account as required by the Applicable Rules, and to comply with any additional requirements as Bear Stearns may as clearing broker, in its sole discretion require, upon reasonable notice to you and your Customers; advise you of the necessity for buying in or selling out positions in Accounts for failure to comply with payment or delivery requirements and Bear Stearns shall have the right at its discretion to execute buy-ins or sell-outs if you decline or fail to act; arrange the extension of credit for margin purchases in Accounts in accordance with the Applicable Rules, and with Bear Stearns' own additional requirements; transfer securities to and from accounts; provide custody, safekeeping and segregation of money and securities of Customers carried by Bear Stearns; and arrange for the receipt and delivery of securities in exchange and tender offers, rights and warrants offerings, redemptions and other similar type transactions.

            (b) Bear Stearns agrees to maintain all books and records as are required by the Applicable Rules governing brokers having custody of money and securities in the Accounts.

            (c) Bear Stearns agrees to promptly notify you in writing of complaints concerning you, your employees or your agents.

         14. Errors, misunderstandings or controversies, except those specifically otherwise covered in this Agreement, between the Accounts and you or any of your employees, which shall arise out of your acts or omissions (including, without limiting the foregoing, your failure of you to deliver promptly to Bear Stearns any instructions received by you from an Account with respect to the voting, tender or exchange of shares held in such Account) shall be your sole and exclusive responsibility. In the event, that by reason of such error, misunderstanding or controversy, you in your discretion deem it advisable to commence an action or proceeding against an Account, you shall indemnify and hold Bear Stearns harmless from any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) which Bear Stearns may incur or sustain directly or indirectly in connection therewith or under any settlement thereof. If such error, misunderstanding or controversy shall result in the bringing of any action or proceeding against Bear Stearns, you shall indemnify and hold Bear Stearns harmless from any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) which Bear Stearns may incur or sustain directly or indirectly in connection therewith or under any settlement thereof.

         15. Each party hereto agrees to indemnify the other and hold the other harmless from and against any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) arising out of or resulting from any failure by the indemnifying party or any of its employees to carry out fully the duties and responsibilities assigned to such herein or any breach of any representation, warranty or covenant herein by such party under this Agreement. You hereby agree to indemnify and hold Bear Stearns harmless from and against any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) sustained or incurred in connection herewith in the event any Account fails to meet any initial margin call or maintenance call.

         16. You represent, warrant and covenant to Bear Stearns as follows:

             (i) You will immediately notify Bear Stearns when (1) your Aggregate Indebtedness Ratio reaches or exceeds 10 to 1 or (2) if you have elected to operate under paragraph (f) of Rule 15c3-l of the Securities Exchange Act of 1934, as amended, when your net capital is less than the greater of $100,000 or 5% of aggregate debit items computed in accordance with Rule 15c3-3.


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             (ii) You are a member in good standing of the National
Association of Securities Dealers, Inc., or if you have applied for membership of the National Association of Securities Dealers, Inc. you agree to furnish Bear Stearns upon your receipt thereof, with the National Association of Securities Dealers, Inc.'s notification to you concerning the result of your membership application and if your membership application is refused for any reason whatsoever, Bear Stearns has the right to forthwith terminate this agreement. You are a member in good standing of every national securities exchange or other securities association of which you are a member and you agree to promptly notify Bear Stearns of any additional exchange memberships or affiliations. You shall also comply with whatever non-member access rules have been promulgated by any national securities exchange or any other securities exchange of which you are not a member.

             (iii) You are and during the term of this Agreement will remain duly registered or licensed and in good standing as a broker/dealer under the Applicable Rules.

             (iv) You have all the requisite authority in conformity with all Applicable Rules to enter into this Agreement and to retain the services of Bear Stearns in accordance with the terms hereof and you have taken all necessary action to authorize the execution of this Agreement and the performance of the obligations hereunder.

             (v) You are in compliance, and during the term of this Agreement will remain in compliance with (1) the capital and financial reporting requirements of every national securities exchange or other securities exchange and/or securities association of which you are a member, (2) the capital requirements of the Securities and Exchange Commission, and (3) the capital requirements of every state in which you are licensed as a broker/dealer.

             (vi) Unless otherwise agreed to in writing by Bear Stearns, you shall not generate any statements, billings or confirmations representing any Account.

             (vii) You shall keep confidential any information you may acquire as a result of this Agreement regarding the business and affairs of Bear Stearns, which requirements shall survive the life of this Agreement.

         17. Bear Stearns represents, warrants and covenants to you as follows:

             (i) Bear Stearns is a member in good standing of the National Association of Securities Dealers, Inc., the New York Stock Exchange, Inc., the American Stock Exchange, Inc., the Boston Stock Exchange, Incorporated, the Midwest Stock Exchange, Incorporated, the Philadelphia Stock Exchange, Inc., the Pacific Stock Exchange Incorporated and the Chicago Board Options Exchange, Inc.

             (ii) Bear Stearns is and during the term of this Agreement will remain duly licensed and in good standing as a broker/dealer under the Applicable Rules.

             (iii) Bear Stearns has all the requisite authority, in conformity with all Applicable Rules to enter into and perform this Agreement and has taken all necessary action to authorize the execution of this Agreement and the performance of the obligations hereunder.


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             (iv) Bear Stearns is in compliance, and during the term of this Agreement will remain in compliance with (1) the capital and financial reporting requirements of every national securities exchange and/or other securities exchange or association of which it is a member, (2) the capital requirements of the Securities and Exchange Commission, and (3) the capital requirements of every state in which it is licensed as a broker/dealer.

             (v) Bear Steams represents and warrants that the names and addresses of your customers which have or which may come to its attention in connection with the clearing and related functions it has assumed under this Agreement are confidential and shall not be utilized by Bear Steams except in connection wi th the functions performed by Bear Stearns pursuant to this Agreement. Notwithstanding the foregoing, should an Account request, on an unsolicited basis, that Bear Stearns become its broker, acceptance of such Account by Bear Steams shall in no way violate this representation and warranty, nor result in a breach of this Agreement.

             (vi) Bear Stearns shall keep confidential any information it may acquire as a result of this Agreement regarding your business and affairs, which requirement shall survive the life of this Agreement.

         18. Notwithstanding any provision in this Agreement, the following events or occurrences shall constitute an Event of Default under this Agreement:

             (i) either party hereto shall fail to perform or observe any term, covenant or condition to be performed hereunder and such failure shall continue to be unremedied for a period of 30 days after written notice from the non-defaulting party to the defaulting party specifying the failure and demanding that the same be remedied; or

             (ii) any representation or warranty made by either party shall prove to be incorrect at any time in any material respect; or

             (iii) a receiver, liquidator or trustee of either party hereto or of any property held by either party, is appointed by court order and such order remains in effect for more than 30 days; or either party is adjudicated bankrupt or insolvent; or any property of either party is sequestered by court order and such order remains in effect for more than 30 days; or a petition is filed against either party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether. now or hereafter in effect, and is not dismissed within 30 days after such filing; or

             (iv) either party hereto files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

             (v) either party hereto makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of either party, or of any property held by either party.

                  Upon the occurrence of any such Event of Default, the nondefaulting party may, at its option, by notice to the defaulting party declare that this Agreement shall be thereby terminated and such termination shall be effective as of the date such notice has been communicated to the


                                        6

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defaulting party. Upon the occurrence by you of an Event of Default pursuant to paragraphs (iii), (iv), or (v) above, Bear Stearns shall be entitled to, upon the consent of the Customer, to accept instructions directly from the Customer and to transfer the Account directly to Bear Stearns.

         19. In the event that you execute your own orders and give Bear Stearns' name to the other broker for clearance and settlement, you agree that you will only execute bona fide orders where you have reasonable grounds to believe that the account and the other broker have the financial capability to complete the transaction. Bear Stearns reserves the right at any time to place a limit (of either dollars or number of securities) on the size of transactions that Bear Stearns in these circumstances will accept for clearance. If after you have received notice of such limitation you execute an order in excess of the limit established by Bear Stearns, Bear Stearns shall have the right to notify the other party and other broker that it will not accept the transaction for clearance and settlement. In the event any claim is asserted against Bear Stearns by the other broker because of such action by Bear Stearns, you agree to indemnify and hold Bear Stearns harmless from any loss, liability, damage, cost or expense (including but not limited to fees and expenses of legal counsel) arising directly or indirectly therefrom.

         20. (a) Bear Stearns shall limit its services pursuant to the terms of this Agreement to that of clearing functions and the related services expressly set forth herein and you shall not hold yourself out as an agent of Bear Stearns or of any subsidiary or company controlled directly or indirectly by or affiliated with Bear Stearns. Neither this Agreement nor any operation hereunder shall create a general or limited partnership, association or joint venture or agency relationship between you and Bear Stearns.

             (b) You shall not, without the prior written approval of Bear Stearns, place any advertisement in any newspaper, publication, periodical or any other media if such advertisement in any manner makes reference to Bear Stearns or to the clearing arrangements and the services embodied in this Agreement.

             (c) Should you in any way hold yourself out as, advertise or represent that you are the agent of Bear Stearns, Bear Stearns shall have the power, at its option, to terminate this Agreement and you shall be liable for any loss, liability, damage, claim, cost or expense (including but not limited to fees and expenses of legal counsel) sustained or incurred by Bear Stearns as a result of such a representation of agency or apparent authority to act as an agent of Bear Stearns or agency by estoppel. Notwithstanding the provisions of paragraph 24 below that any dispute or controversy between the parties relating to or arising out of this Agreement shall be referred to and settled by arbitration, in connection with any breach by you of this paragraph 20, Bear Stearns may, at any time prior to the initial arbitration hearing pertaining to such dispute or controversy, seek by application to the United States District Court for the Southern District of New York or the Supreme Court of the State of New York for the County of New York any such temporary or provisional relief or remedy ("provisional remedy") provided for by the laws of the United States of America or the laws of the State of New York as would be available in an action based upon such dispute or controversy in the absence of an agreement to arbitrate. The parties acknowledge and agree that it is their intention to have any such application for a provisional remedy decided by the Court to which it is made and that such application shall not be referred to or settled by arbitration. No such application to either said Court for a provisional remedy, nor any act or conduct by either party in furtherance of or in opposition to such application, shall constitute a relinquishing or waiver of any right to have the underlying dispute or controversy with respect to which such application is made settled by arbitration in accordance with paragraph 24 below.

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         21. The enumeration herein of specific remedies shall not be exclusive of any other remedies. Any delay or failure by any party to this Agreement to exercise any right herein contained, now or hereafter existing under the Applicable Rules shall not be construed to be a waiver of such right, or to limit the exercise of such right. No single, partial or other exercise of any such right shall preclude the further exercise thereof or the exercise of any other right.

         22. This Agreement shall be submitted to and approved by the New York Stock Exchange, Inc., or other regulatory and self-regulatory bodies vested with the authority to review and approve this Agreement or any amendment or modifications hereto. In the event of disapproval, the parties hereto agree to bargain in good faith to achieve the requisite approval.

         23. (a) This Agreement supersedes all other agreements between the parties with respect to the transactions contemplated herein. This Agreement may not be amended except by a writing signed by both parties hereto and may be terminated upon thirty (30) days written notice to the other party. Bear Stearns agrees that it will send to you copies of all written notices sent to Customers. Notices to you shall be sent to:


Notices to Bear Steams shall be sent to: the Director of Clearance Services, Bear, Stearns & Co., 55 Water Street, New York, N.Y. 10041, with a copy to the Director of Legal & Compliance Department. Termination shall not affect any of the rights and liabilities of the parties hereto incurred before the date of receipt of such notice of termination.

             (b) This Agreement shall be binding upon and inure to the benefit of the respective successors of the parties. Neither party may assign any of its rights or obligations hereunder without the prior written consent of the other party.

         24. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

             (b) All disputes and controversies relating to or any way arising out of this Agreement shall be settled by arbitration before and under the rules of the Arbitration Committee of the New York Stock Exchange, Inc., unless the transaction which gives rise to such dispute or controversy is effected in another United States market which provides arbitration facilities, in which case it shall be settled by arbitration under such facilities.

                 Please evidence your agreement to the foregoing by executing and delivering to Bear Stearns the enclosed copy hereof, whereupon you and Bear Stearns shall have entered into this Agreement.

                                             Very truly yours,

                                             BEAR, STEARNS & CO.
                                                  /s/
                                             By________________________________
                                                    Managing Director
Accepted and Agreed to:
/s/ Gaines, Berland Inc.
________________________________

     /s/
By:_____________________________


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                      Options Procedures for Correspondents


                  It is each Correspondent's responsibility to have each account in which it effects listed option transactions approved by its or ROP, and to ensure (1) that each account carried on its books has received an appropriate Options Risk Disclosure Document no later than the first day an option transaction is effected in the account, (2) that it obtains a signed "Correspondent"s Customer Option Agreement (form no. 3000-96-350) within fifteen business days of the first trace. Both Bear Stearns and each Correspondent have overlapping responsibilities concerning option trading.

                  In order for a Correspondent to meet its responsibilities, it must have sufficient information in its files to comply with the rules of the option exchanges concerning the opening of accounts and the suitability of the recommended transaction. Each Correspondent is required to send to each of its accounts the option risks disclosure document titled "Understanding the Risks and Uses of Listed Options" and a combined Option Agreement/New Account Form for the customer's signature. Where applicable the Correspondent must also send the appropriate supplementary risk disclosure documents and option agreements for index, currency, or debt options.

                  In order that Bear Stearns be assured that the foregoing has been accomplished, you must provide Bear Stearns with a copy of the "Correspondent's Customer's Option Approval Form" form # 2000-70-1782 (4/83) (or the form currently in effect at the time of the initial transaction) within fifteen days of the first option trade. Bear Stearns will withhold from that Correspondent its share of the commissions generated on those option accounts or which Bear Stearns has not received the option approval form within the required time. Bear Stearns will only remit the retained commissions upon timely receipt of the correct documentation and if the necessary papers continue to be received late from that Correspondent, Bear Stearns will not recredit that Correspondent with retained commissions.

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30,1985

                      EFFECTIVE WITH JANUARY 1997 BUSINESS

Equity Business Customer


          Tickets Per Month*                   Per Ticket Charge**

                      0-1000                                  $22.50
                   1001-1500                                  $21.50
                   1501-2500                                  $20.50
                   2501-3500                                  $20.00
                   3501-4500                                  $19.00
                   4501-5500                                  $18.00
                   5501-6500                                  $17.00
                   6501-8000                                  $16.00
                   8001 - up                                  $15.00

PRINCIPAL CROSS TRADES IN YOUR TRADING ACCOUNT - (MARKET MAKING)

Equities (OTC) - $9 per dealer transaction; Customer transactions refer to your equity business customer matrix.


*This count is based upon your agency equity business and your equity principal crosses from your trading account (Syndicate transactions excluded).

**The per ticket charge is effective for all trades within this group.

MUTUAL FUNDS

Bear Stearns shall retain $15 per ticket, plus 5% of the 12-B-I fees.

$5 per Intra Fund switch (Roundturn)

                                              /s/
                                  APPROVED:_____________________________
                                              Gaines, Berland Inc.

                                             /s/
                                  APPROVED:_____________________________
                                           Bear, Stearns Securities Corp.

DATED:  4/7/97

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167

                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL30, 1985

                     EFFECTIVE WITH SEPTEMBER 1996 BUSINESS


INTEREST RATES

         CUSTOMER

                  Credit Interest

                  Customer accounts will receive interest at the Bear Steams credit interest rate (presently 2% below Bear Steams call) on balances of $1 and up.

                                             /s/
                                 APPROVED:_____________________________
                                         Gaines, Berland Inc.

                                             /s/
                                 APPROVED:_____________________________
                                          Bear, Stearns Securities Corp.

DATED: September 24, 1996

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                      EFFECTIVE WITH DECEMBER 1994 BUSINESS


MONEY MARKET REBATES

         A rebate will be given to your firm based upon your Money Market balances as follows:

         Up to $10 million                           25 Basis Points
         $10 - $25million                            30 Basis Points
         $25 - $35million                            35 Basis Points
         Over  $35million                            40 Basis Points

         This rate is contingent upon the fund's continued payment of rebates.

         If your firm does not utilize the automated money market sweep program, a $5.00 fee will be charged on all manual money market transactions.


                                                  /s/
                                       APPROVED:_____________________________
                                                 Gaines, Berland Inc.

                                       APPROVED:_____________________________
                                                 Bear, Stearns Securities Corp.

DATED:

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                       EFFECTIVE WITH MARCH 1994 BUSINESS


AGENCY BUSINESS - EQUITIES

Bear Stearns will retain $22.50 per ticket.


PRINCIPAL CROSS TRADES IN YOUR TRADING ACCOUNT (MARKET MAKING)

Equities (Listed and OTC) - $12 per dealer transaction; $22.50 per customer transaction.


                                             /s/
                                    APPROVED:_____________________________
                                              Gaines, Berland Inc.

                                             /s/
                                    APPROVED:_____________________________
                                              Bear, Stearns Securities Corp.

DATED: 3/15/94

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                       EFFECTIVE WITH AUGUST 1995 BUSINESS

Equity Business Customer


          Tickets Per Month*                   Per Ticket Charge**

                         0-1000                                  $22.50
                      1001-1500                                  $21.50
                      1501-2500                                  $20.50
                      2501-3500                                  $20.00
                      3501-up                                    $19.00

Bear Stearns Executions

Listed orders entered on our terminal will be billed as follows:

         Market Orders (up to 30,099 shares): $.0025 per share
         Limit Orders (up to 99,099 shares):

                  Execution under 2 minutes = $.0025 per share Execution over 2 minutes = $.01 per share

         Shorts = $.0125 per share

All other executions on a listed exchange will be billed at $.01 5 per share.

*This count is based upon your agency equity business and your equity principal crosses from your trading account. (Syndicate transactions excluded)

**The per ticket charge is effective for all trades within this group.


                                                  /s/
                                     APPROVED:_____________________________
                                               Gaines, Berland Inc.


                                                  /s/
                                     APPROVED:_____________________________
                                              Bear, Stearns Securities Corp.

DATED:  August 14, 1995

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463
                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                      EFFECTIVE WITH DECEMBER 1994 BUSINESS



MONEY MARKET REBATES

         A rebate will be given to your firm based upon your Money Market balances as follows:

         Up to $10 million                  25 Basis Points
         $10 - $25 million                  30 Basis Points
         $25 - $35 million                  35 Basis Points
         Over  $35 million                  40 Basis Points

         This rate is contingent upon the fund's continued payment of rebates.

         If your firm does not utilize the automated money market sweep program, a $5.00 fee will be charged on all manual money market transactions.


                                                  /s/
                                      APPROVED:_____________________________
                                                Gaines, Berland Inc.

                                                  /s/
                                      APPROVED:_____________________________
                                                Bear, Stearns Securities Corp.

DATED:  12/9/94

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                               DATED:APRIL30, 1985

                      EFFECTIVE WITH DECEMBER 1994 BUSINESS


OVERSEAS SETTLEMENT

         Agency Basis:

         Customer transaction: $60 per ticket plus local bank custodial fees. Institutional DVP transaction: $110 per ticket.

         Principal Cross Trades into and out of your Trading Account:

         Dealer transaction: $60 per ticket plus local bank custodial fees. Retail transaction: $25 per ticket plus local bank custodial fees. Institutional DVP transaction: $60 per ticket.

         Gross Credits - Bear Stearns (Trades Bought from or Sold to a Bear Stearns Trading Account):

         Customer transaction: $25 per ticket plus local bank custodial fees. Institutional DVP transaction: $60 per ticket.

         In addition, non-Euroclear transactions may incur bank transaction fees.


                                                  /s/
                                        APPROVED:_____________________________
                                                   Gaines, Berland Inc.

                                                  /s/
                                        APPROVED:_____________________________
                                                 Bear, Stearns Securities Corp.

DATED:  12/8/94

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                         ADDENDUM TO CLEARANCE AGREEMENT

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                       EFFECTIVE WITH AUGUST 1993 BUSINESS



PRINCIPAL CROSS TRADES IN YOUR TRADING ACCOUNT (MARKET MAKING)

Equities (Listed and OTC) -$15 per dealer transaction; $35 per customer transaction.




                                                  /s/
                                      APPROVED:_____________________________
                                                 Gaines, Berland Inc.
                                                  /s/
                                      APPROVED:_____________________________
                                                Bear, Stearns Securities Corp.

DATED:  8/3/93

BEAR STEARNS                                      Bear, Stearns Securities Corp.

                                                                 245 Park Avenue
                                                        New York, New York 10167
                                                                  (212) 272-4463

                                     BETWEEN

                         BEAR, STEARNS SECURITIES CORP.

                              GAINES, BERLAND INC.

                              DATED: APRIL 30, 1985

                      EFFECTIVE WITH DECEMBER 1994 BUSINESS


OVERSEAS SETTLEMENT

         Agency Basis:

         Customer transaction: $60 per ticket plus local bank custodial fees. Institutional DVP transaction: $110 per ticket.

         Principal Cross Trades into and out of your Trading Account:

         Dealer transaction: $60 per ticket plus local bank custodial fees. Retail transaction: $25 per ticket plus local bank custodial fees. Institutional DVP transaction: $60 per ticket.

         Gross Credits - Bear Stearns (Trades Bought from or Sold to a Bear Stearns Trading Account):

         Customer transaction: $25 per ticket plus local bank custodial fees. Institutional DVP transaction: $60 per ticket.

         In addition, non-Euroclear transactions may incur bank transaction fees.


                                                  /s/
                                        APPROVED:_____________________________
                                                  Gaines, Berland Inc.

                                        APPROVED:_____________________________
                                                  Bear, Stearns Securities Corp.

DATED:__________________________

FEES FOR INTERNATIONAL SETTLEMENT/FULLY DISCLOSED BUSINESS

1.        Equities and Non-Euro Bonds

          Receipt or delivery with/without payment: $50.00 plus applicable agent bank transaction fees (see schedule attached). The fee is a surcharge to your normal ticket charge, i.e. if the normal ticket charge is $$$ per trade then an International Equity Movement would be: $$$ + $50.00 + applicable agent bank transaction fee. There is a ticket charge of $5 for Internal type 1 and 2 movements associated with foreign denominated transactions.

          It should be noted that sales of International Securities vs. U.S. Dollars, wherein Bear, Stearns Securities Corp. must deliver securities free, prior to U.S. Dollars being received, requires a Release & Hold Harmless agreement to be in effect.

2.        American Depositary Receipts (ADR'S)

          Conversions of ADR's to ordinary shares (cancellations) or conversion of ordinary shares to ADR'S (creations) require the movement of ordinary shares. The fee for a conversion is $100.00.

3.        Foreign Exchange Transactions (FX)

          Bear Stearns' International Operations Group provides an FX order room service for clearance firms, when the FX transaction is directly related to a securities transaction cleared through Bear Stearns. There is no surcharge for this service. We encourage all clients to execute International Securities transactions in the related domestic currency in order to facilitate securities settlements vs. payment.

4.        Euro-bonds

          Bear, Stearns is a member of both Euroclear and Cedel. There are no surcharges for clearance of participant to participant settlements within these systems. However, in addition to your normal ticket charge as reflected on your schedule A, a 2 basis point per annum custody charge based on the average monthly value of securities held in Euroclear, will be billed monthly.

          Other Notes

          The above rates apply to "normal" transactions only. Additional charges may result for special services. We settle overseas securities within the related country or clearing organization(s) only. Under most circumstances we will not deliver or receive physical foreign securities outside of the accepted settlement mechanisms.

For any questions regarding communications of transactions, settlement practices in various countries and other related International Clearance matters, please contact one of the following Bear Stearns Personnel:


     Edward Zirpola        Managing Director Ops. Adm.          (212) 272-1213
     Robert Keane          Associate Director Int'l. Ops.       (212) 272-1167
     Christopher Ryan      Associate Director Int'l. Ops.       (212) 272-0047
     Terrence Cregg        Associate Director Int'l. Ops.       (212) 272-0039
     August Nunziata       Associate Director Int'l. Ops.       (212) 272-1252
12/94

                         BEAR, STEARNS SECURITIES CORP.
                             INTERNATIONAL EQUITIES
                      CLEARANCE INSTRUCTIONS AND BANK FEES


Note: Custody fees are charged monthly based on the average market value of securities held.
12/94


                                                                           TRANSACTION
   COUNTRY                    BANK/CLEARING ORG.                              FEES                  CUSTODY FEES
   -------                    ------------------                            ----------              -------------
Argentina               Morgan Guaranty Trust Co.                              35 U$                    20 BP
                        Buenos Aires, Argentina
                        A/C Bear, Stearns Securities Corp.
                        A/C #9809

Australia               Citibank, N.A.                                         100A$                      -
                        Melbourne, Australia
                        A/C Bear, Stearns Securities Corp.
                        A/C #203999

Belgium                 Morgan Guaranty Trust Co.                              50 U$                      -
                        Brussels, Belgium
                        A/C Bear Stearns Securities Corp.
                        A/C 687-32273107/46

Brazil                  Citibank, Brazil                                       50 U$                     16BP
                        Sao Paulo, Brazil
                        A/C Bear, Stearns Securities Corp.
                        A/C #2022

Canada                  Royal Bank Canada                                      12 C$                      -
                        Toronto, Canada
                        A/C Bear, Stearns Securities Corp.
                        A/C #00002-102-624-4

China                   Citibank, N.A.                                        100 U$                    16 BP
                        Hong Kong
                        A/C Bear, Stearns Securities Corp.
                        A/C #925940

Columbia                Citibank, Colombia                                    100 U$                    16 BP
                        A/C Bear Stearns Securities Corp.
                        A/C #3000000701

Denmark                 Unibank                                               350 DK                      -
                        Copenhagen, Denmark
                        A/C Bear, Stearns Securities Corp.
                        A/C #100089-45821-00
                        A/C #1871040

                                                                           TRANSACTION
   COUNTRY                    BANK/CLEARING ORG.                              FEES                  CUSTODY FEES
   -------                    ------------------                            ----------              -------------
Finland                 Kansallis-Osake-Pankki                                500 FM                    12 BP
                        Helsinki, Finland
                        A/C Bear, Stearns Securities Corp.
                        A/C #100089-45821-00-8

France                  Morgan Guaranty Trust Co.                       Bonds:300 FF                     5 BP
                        Paris, France                                   Equities: 220 FF
                        A/C Bear, Stearns Securities Corp.
                        A/C #014-73633-00-0

Germany                 Morgan Guaranty Trust Co.                              20 DM                     5 BP
(Bearer                 Frankfurt, Germany
Shares)                 A/C Bear, Stearns Securities Corp.
                        A/C #50880000

Greece                  Citibank, Greece                                      150 U$                    85 BP
                        A/C Bear Stearns Securities Corp.
                        A/C #990267

Hong Kong               Citibank, Hong Kong                                    50 U$                     5 BP
                        Hong Kong
                        A/C Bear, Stearns Securities Corp.
                        A/C #924417

Indonesia               Citibank, N.A.                                        150 U$                    41 BP
                        Jakarta, Indonesia
                        A/C Bear, Stearns Securities Corp.
                        A/C #800260

Israel                  Bank Hapoalim                                               Included in proceeds
                        Tel Aviv
                        A/C Bear Stearns Securities Corp.
                        A/C #21302

Italy                   Citibank, Milano                                     70,000 IL         4 BP-Bonds
                        Milan, Italy                                                           7 BP-Equities
                        A/C Bear, Stearns Securities Corp.
                        A/C #1100809

Japan                   Citibank - Tokyo                                     2,700 JY                    6BP
                        Tokyo, Japan
                        A/C Bear, Stearns Securities Corp.
                        A/C #310925

Korea                   Citibank, Korea                                      50,000 KW                  19 BP
                        A/C Bear, Stearns Securities Corp.
                        A/C #7068-1

                                                                           TRANSACTION
   COUNTRY                    BANK/CLEARING ORG.                              FEES                  CUSTODY FEES
   -------                    ------------------                            ----------              -------------
Malaysia                Citibank, N.A.                                        175 MYR             .75 MYR PER
                        Kuala Lumpur, Malaysia                                                    1,000 SHARES
                        A/C Bear, Stearns Securities Corp.
                        A/C #112249

Mexico                  Citibank Mexico                                   Bonds: 30U$                    6 BP
                        Mexico City, Mexico                               Equities: 15U$                 6 BP
                        A/C Bear Stearns Securities Corp.
                        A/C #203807

Netherlands             Citibank, N.A.                                         60 DG                     3 BP
                        Amsterdam, Netherlands
                        A/C Bear, Stearns Securities Corp.
                        A/C #710-781

New Zealand             Citibank, N.A.                                        125 N$                      -
                        Auckland, New Zealand
                        A/C Bear, Stearns Securities Corp.
                        A/C #705088

Norway                  Den Norske Creditbank                                 400 NK                    20 BP
                        Oslo, Norway
                        A/C Bear, Stearns Securities Corp.
                        A/C #05005-0005920

Pakistan                Citibank, Pakistan                                    150 U$                    41 BP
                        Karachi, Pakistan
                        A/C Bear Stearns Securities Corp.
                        A/C #1292-786069-000

Peru                    Citibank, Peru                                        125 U$                    51 BP
                        Lima, Peru
                        A/C Bear, Stearns Securities Corp.
                        A/C #70256029

Philippines             Citibank, Manila                                       40 U$                    40 BP
                        Manila, Philippines
                        A/C Bear, Stearns Securities Corp.
                        A/C # 200499

                                                                           TRANSACTION
   COUNTRY                    BANK/CLEARING ORG.                              FEES                  CUSTODY FEES
   -------                    ------------------                            ----------              -------------

Portugal                Citibank Portugal                                    15,000 PE                  16 BP
                        Lisbon, Portugal
                        A/C Bear, Stearns Securities Corp.
                        A/C #30675517

Singapore               Citibank - Singapore                                   75 S$                     7 BP
                        Singapore
                        A/C Bear, Stearns Securities Corp.
                        A/C #707053

South Africa            Standard Bank of South Africa                          45 SR                    1.6 BP
                        Johannesburg Stock Exchange
                        A/C Bear Stearns Securities Corp
                        A/C #40556790

Spain                   Morgan Guaranty Trust Co.                            10,000 SP                  10 BP
                        Madrid, Spain
                        A/C Bear, Stearns Securities Corp.

Sweden                  Skandinaviska Enskilda Banken                         300 SK                     3 BP
                        Stockholm, Sweden
                        A/C Bear, Stearns Securities Corp.
                        A/C #A 01001-261-321

Switzerland             Bank Leu                                               45 SF                    2.5 BP
                        Zurich, Switzerland
                        A/C Bear, Stearns Securities Corp.
                        A/C #9050-12155-8

Thailand                Citibank, N.A.                                       2,000 TB                   21 BP
                        Bangkok, Thailand
                        A/C Bear, Stearns Securities Corp.

Turkey                  Citibank                                               70 U$                    20 BP
                        Istanbul, Turkey
                        A/C Bear Stearns Securities
                          Corporation
                        A/C #00325

United Kingdom          Citibank, N.A.                                         18 BP                      -
                        London, United Kingdom
                        A/C Bear, Stearns Securities Corp.
                        A/C #6970099074

                                                                           TRANSACTION
   COUNTRY                    BANK/CLEARING ORG.                              FEES                  CUSTODY FEES
   -------                    ------------------                            ----------              -------------
Venezuela               Citibank, N.A.                                        100 U$                    31 BP
                        Caracas, Venezuela
                        A/C Bear, Stearns Securities Corp.
                        A/C #1-110670


Note: Bank fees are subject to change at any time.
12/94

           ADDENDUM TO THE AGREEMENT FOR SECURITIES CLEARANCE SERVICES

                               FOR PRIME BROKERAGE



Dear Correspondent:

         We refer to a certain Agreement for Securities Clearance Services currently in effect between you and Bear Stearns Securities Corp. (the "Clearing Agreement").

         This Addendum conforms to the requirements outlined in a no-action letter issued by the Securities and Exchange Commission on January 25, 1994 (the "No-Action Letter") which sets forth the requirements for maintaining a prime brokerage arrangement, and which takes effect on July 25, 1994.

         The purpose of this Addendum is to set forth the obligations and responsibilities of Bear, Stearns Securities Corp. ("Bear Stearns Securities") and you in providing prime brokerage services to the Customer when you act as the executing broker, as such term is defined in the No-Action Letter, Bear Stearns Securities acts as your clearing agent, and the prime broker settles such transactions and carries the positions for the Customer. All defined terms herein shall have the same meanings as provided in the Clearing Agreement.

         1.       You hereby agree as follows:

                  a. You will notify Bear Stearns Securities with respect to each account for which you intend to act as an executing broker in a prime brokerage arrangement.

                  b. You are solely responsible for the conduct of the Customer's account, including but not limited to the responsibilities to know your customer, determine the suitability of all transactions, obtain all proper documentation (including all new account documents), and conduct your own credit review of the Customer.

                  c. Prior to effecting a short sale, you shall be responsible for verifying with Bear Stearns Securities to ensure that all orders effected by you will comply with all applicable short sale provisions in the Applicable Rules, including but not limited to SEC Rule 10a-1 and NYSE Rule 440A, and you will be responsible for verifying that securities can be borrowed in order to effect a timely delivery against each short sale.

                  d. In the event of any execution error or trade discrepancy between a trade as executed and a trade as recorded in the customer's account with the prime broker, you shall be responsible for correcting such error or resolving such discrepancy with Bear Stearns Securities or your customer by such time as Bear Stearns Securities deems appropriate on the next business day after trade date. You shall be liable to Bear Stearns Securities for any and all losses, including expenses caused thereby, and Bear Stearns Securities shall have no liability to you whatsoever in any circumstance. You agree to indemnify and hold Bear Stearns Securities harmless from and against and pay promptly on demand any loss, liability, damage, claim, cost or expense (including reasonable fees and expenses of counsel) arising out of or incurred in connection with such discrepancy or error.

                  e. You shall retain in your possession copies of all agreements that are necessary to enable you to execute prime brokerage trades and, except to the extent undertaken by Bear Stearns Securities in the Clearing Agreement, you shall preserve all records relating to such trades, as required of an executing broker by the Applicable Rules and any SEC No-Action Letters pertaining to prime brokerage arrangements (collectively, "No-Action Letters").

         2. Bear Stearns Securities hereby agrees as follows:

                  a. Bear Stearns Securities will, on your behalf and pursuant to your instructions, inform the prime broker of all trade data, including but not limited to the contract amount, security involved, number of shares or number of units, and whether the transaction was a long or short sale or a purchase, by the morning of the next business day after trade date.

                  b. Bear Stearns Securities will treat the customer as its own customer and record the transactions in a cash or margin account at Bear Stearns Securities. Bear Stearns Securities shall treat all disaffirmed and "DK'd" trades as normal customer transactions. If the disaffirmed or "DK'd" trade is a short sale, we shall treat the transaction as if it had been executed in a customer margin account.

                  c. Bear Stearns Securities shall be responsible for issuing confirmations directly to the customer for each trade executed by you at Bear Stearns Securities unless Bear Stearns receives written instructions from the customer explicitly requesting that the confirmations be sent to the customer in care of its prime broker, in which case Bear Stearns Securities will send the confirmations to such customer in care of the prime broker. In the event a trade is disaffirmed or DK'd, Bear Stearns Securities will promptly send a confirmation of the transaction to the customer in the manner described above.

                  d. If a customer account introduced by you to Bear Stearns Securities is managed by an investment advisor, each confirmation may cover a single bulk trade representing transactions that have been combined with those of other accounts of such investment advisor.

         3. You hereby represent and covenant that you have entered into all agreements concerning the prime broker arrangement that are required by the Applicable Rules and No-Action Letters to enable you to execute prime brokerage trades.

         4. Bear Stearns Securities hereby represents and covenants that Bear Stearns Securities has and at all times during the term of this Addendum shall maintain the minimum net capital required by the Applicable Rules and No-Action Letters.

         5. All of the terms and conditions of the Clearing Agreement remain in full force and effect except insofar as a conflict exists between the provisions thereof and this Addendum, in which event the term or condition of this Addendum shall supersede the conflicting term or condition of the Clearing Agreement, only to the extent of the conflict.

         6. The terms of this Addendum may not be amended or waived unless agreed to in writing by both parties.

         This Addendum shall take effect on July 25, 1994.

         Kindly acknowledge receipt and acceptance of this Addendum by signing the duplicate in the space provided.


Received & Accepted by                          Very truly yours,


/s/ Gaines Berland
___________________________________             Bear, Stearns Securities Corp.
Name of Correspondent
/s/                                               /s/
-----------------------------------             ------------------------------
Authorized Signature                            By

-----------------------------------             ------------------------------
Title                                           Title  Managing Director

9/6/94                                           September 7, 1994
-----------------------------------             -------------------------------
Date                                            Date

           ADDENDUM TO THE AGREEMENT FOR SECURITIES CLEARANCE SERVICES

                               FOR PRIME BROKERAGE



Dear Correspondent:

         We refer to a certain Agreement for Securities Clearance Services currently in effect between you and Bear Stearns Securities Corp. (the "Clearing Agreement").

         This Addendum conforms to the requirements outlined in a no-action letter issued by the Securities and Exchange Commission on January 25, 1994 (the "No-Action Letter") which sets forth the requirements for maintaining a prime brokerage arrangement, and which takes effect on July 25, 1994.

         The purpose of this Addendum is to set forth the obligations and responsibilities of Bear, Stearns Securities Corp. ("Bear Stearns Securities") and you in providing prime brokerage services to the Customer when you act as the executing broker, as such term is defined in the No-Action Letter, Bear Stearns Securities acts as your clearing agent, and the prime broker settles such transactions and carries the positions for the Customer. All defined terms herein shall have the same meanings as provided in the Clearing Agreement.

         1.       You hereby agree as follows:

                  a. You will notify Bear Stearns Securities with respect to each account for which you intend to act as an executing broker in a prime brokerage arrangement.

                  b. You are solely responsible for the conduct of the Customer's account, including but not limited to the responsibilities to know your customer, determine the suitability of all transactions, obtain all proper documentation (including all new account documents), and conduct your own credit review of the Customer.

                  c. Prior to effecting a short sale, you shall be responsible for verifying with Bear Stearns Securities to ensure that all orders effected by you will comply with all applicable short sale provisions in the Applicable Rules, including but not limited to SEC Rule 10a-1 and NYSE Rule 440A, and you will be responsible for verifying that securities can be borrowed in order to effect a timely delivery against each short sale.

                  d. In the event of any execution error or trade discrepancy between a trade as executed and a trade as recorded in the customer's account with the prime broker, you shall be responsible for correcting such error or resolving such discrepancy with Bear Stearns Securities or your customer by such time as Bear Stearns Securities deems appropriate on the next business day after trade date. You shall be liable to Bear Stearns Securities for any and all losses, including expenses caused thereby, and Bear Stearns Securities shall have no liability to you whatsoever in any circumstance. You agree to indemnify and hold Bear Stearns Securities harmless from and against and pay promptly on demand any loss, liability, damage, claim, cost or expense (including reasonable fees and expenses of counsel) arising out of or incurred in connection with such discrepancy or error.

                  e. You shall retain in your possession copies of all agreements that are necessary to enable you to execute prime brokerage trades and, except to the extent undertaken by Bear Stearns Securities in the Clearing Agreement, you shall preserve all records relating to such trades, as required of an executing broker by the Applicable Rules and any SEC No-Action Letters pertaining to prime brokerage arrangements (collectively, "No-Action Letters").

         2. Bear Stearns Securities hereby agrees as follows:

                  a. Bear Stearns Securities will, on your behalf and pursuant to your instructions, inform the prime broker of all trade data, including but not limited to the contract amount, security involved, number of shares or number of units, and whether the transaction was a long or short sale or a purchase, by the morning of the next business day after trade date.

                  b. Bear Stearns Securities will treat the customer as its own customer and record the transactions in a cash or margin account at Bear Stearns Securities. Bear Stearns Securities shall treat all disaffirmed and "DK'd" trades as normal customer transactions. If the disaffirmed or "DK'd" trade is a short sale, we shall treat the transaction as if it had been executed in a customer margin account.

                  c. Bear Stearns Securities shall be responsible for issuing confirmations directly to the customer for each trade executed by you at Bear Stearns Securities unless Bear Stearns receives written instructions from the customer explicitly requesting that the confirmations be sent to the customer in care of its prime broker, in which case Bear Stearns Securities will send the confirmations to such customer in care of the prime broker. In the event a trade is disaffirmed or DK'd, Bear Stearns Securities will promptly send a confirmation of the transaction to the customer in the manner described above.

                  d. If a customer account introduced by you to Bear Stearns Securities is managed by an investment advisor, each confirmation may cover a single bulk trade representing transactions that have been combined with those of other accounts of such investment advisor.

         3. You hereby represent and covenant that you have entered into all agreements concerning the prime broker arrangement that are required by the Applicable Rules and No-Action Letters to enable you to execute prime brokerage trades.

         4. Bear Stearns Securities hereby represents and covenants that Bear Stearns Securities has and at all times during the term of this Addendum shall maintain the minimum net capital required by the Applicable Rules and No-Action Letters.

         5. All of the terms and conditions of the Clearing Agreement remain in full force and effect except insofar as a conflict exists between the provisions thereof and this Addendum, in which event the term or condition of this Addendum shall supersede the conflicting term or condition of the Clearing Agreement, only to the extent of the conflict.

         6. The terms of this Addendum may not be amended or waived unless agreed to in writing by both parties.

         This Addendum shall take effect on July 25, 1994.

         Kindly acknowledge receipt and acceptance of this Addendum by signing the duplicate in the space provided.


Received & Accepted by                          Very truly yours,



___________________________________             Bear, Stearns Securities Corp.
Name of Correspondent
/s/
-----------------------------------             ------------------------------
Authorized Signature                            By

-----------------------------------             ------------------------------
Title                                           Title

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Date                                            Date